                                                                   EXHIBIT 99.3


                              COMMITMENT AGREEMENT

         This Commitment Agreement, dated as of February 8, 2001 (this "Agreement"), by and among Bank United Corp., a Delaware corporation, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust"), a Delaware business trust and the Bank United Corp. Payment Rights Trust (the "Payment Trust"), a Delaware business trust.

                                    RECITALS

         WHEREAS, Bank United Corp. has entered into an Agreement and Plan of Merger, dated as of August 18, 2000 (as amended, the "Merger Agreement"), with Washington Mutual, Inc., a Washington corporation pursuant to which Bank United Corp. would merge with and into Washington Mutual, Inc. (the "Merger"); and

         WHEREAS, Bank United Corp. has entered into an Agreement and Plan of Merger, dated as of September 18, 2000 (the "Plan of Reorganization"), with CPR Merger Corporation, a wholly owned subsidiary of Bank United Corp. ("Merger Sub"), pursuant to which Merger Sub will merge with and into Bank United Corp. (the "Reorganization"), with Bank United Corp. as the surviving corporation in the Reorganization.

         WHEREAS, pursuant to the Merger Agreement, Bank United Corp. has agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein the parties agree as follows:

                         ARTICLE I. CERTAIN DEFINITIONS

1.01  Certain Definitions.

         (a) The following terms are used in this Agreement with the meanings set forth below:

         "Accountant" has the meaning set forth in Section 2.02 hereof.

         "Assumed Section 483 Tax Benefit" means an amount equal to the tax benefit that would be allowed to the Bank United Group under Section 483(a) by reason of the payment of the Commitment Amount computed as set forth in Section
2.03 hereof.

         "Assumed Tax Benefit" means any Assumed Section 483 Tax Benefit and Assumed Trust Expense Tax Benefit.

         "Assumed Tax Liability" means an amount equal to the income (including franchise) tax liability of the Bank United Group (not giving effect to any deductions attributable to payments of the Commitment Amount) attributable to the receipt of the Litigation Proceeds computed as set forth in Section 2.03 hereof.

         "Assumed Trust Expense Tax Benefit" means an amount equal to the tax benefit that would be allowed to the Bank United Group by reason of deductions for amounts paid to the Trusts pursuant to Section 2.04 (other than any amounts payable under Section 3(b) of the Litigation Trust Agreement of Jonathon K. Heffron) and for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements as of the date of such issuance, computed in each case as set forth in Section 2.03 hereof.

         "Bank United" means Bank United Corp. and its successors (including Washington Mutual, Inc. upon and after the Merger).

         "Bank United Certificate" has the meaning set forth in Section 2.02 hereof.

         "Bank United Group" means Bank United, Bank United, their respective successors, their subsidiaries and affiliates and the subsidiaries and affiliates of their respective successors, including without limitation Washington Mutual, Inc. and its affiliates and subsidiaries after the Merger, provided that Hyperion shall not be deemed to be a member of the Bank United Group.

         "Bank United Litigation Committee" has the meaning set forth in the Litigation Trust Agreement.

         "Bank United Parties" means Bank United, Bank United, and their respective affiliates, officers, directors, employees and agents (such persons and entities, the "Bank United Parties" and, individually, a "Bank United Party").

         "BNKU" means Bank United and its successors (including without limitation, after the Merger, Washington Mutual Bank, FA or any other subsidiary of Washington Mutual, Inc. into which BNKU is merged).

         "Cash Proceeds" means an amount equal to any cash payment actually received by the Bank United Group pursuant to a final, nonappealable judgment or a final settlement of the Litigation. "Cash Proceeds" shall not include any amounts paid or payable to Hyperion pursuant to the Recovery Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commitment Amount" means an amount equal to (A) the Litigation Proceeds, minus (B) the Reimbursements plus (C) the Assumed Tax Benefit.

         "Controlled Subsidiary" means any person at least 80% of the outstanding shares of Voting Stock (except for directors' qualifying shares) of which is at the time owned directly or indirectly by Bank United Corp.

         "CPR Calculation Certificate" has the meaning set forth in Section 2.02 hereof.

         "Damages" means with respect to Bank United Parties all losses, liabilities, damages, judgments, demands, suits, claims, assessments, charges, fines, penalties, costs and expenses, including reasonable attorney's fees and expenses and other costs and expenses associated with defense of a claim, whether or not in a formal proceeding (other than in connection with claims by stockholders of Bank United against Bank United's directors with respect to actions taken at or prior to the Merger), arising out of or relating to (i) with respect to claims brought by holders of CPR Certificates in their capacity as holders of CPR Certificates, any matter whatsoever and (ii) with respect to claims brought by any other party, any matter relating to either of the Trusts, the CPR Certificates, the CPR Certificate Distribution, the Litigation and any actions taken by the Trustees (including actions taken by the Trustees in their capacity as officers or directors of Bank United or Washington Mutual, Inc. so long as such actions relate to either of the Trusts including, without limitation, the negotiation of the terms of the Trusts and the CPR Certificates and the approval of the establishment of the Trusts and the CPR Certificate Distribution and related transactions, but otherwise excluding actions taken by the Trustees in such capacities), other than with respect to Damages arising from claims against (i) Bank United for breach of this Agreement, the Litigation Trust Agreement, the Payment Trust Agreement, the Litigation Trustee Agreements or the Merger Agreement, (ii) Bank United for failure to deliver any CPR Certificate when due or to return to the Litigation Trust for cancellation of any CPR Certificate required to be returned when so required, (iii) Bank United for failure to deposit from time to time the amounts required pursuant to
Section 2.04, or (iv) BNKU for breach of any depository relationship obligations it may have with respect to the amounts paid by Bank United pursuant to Section 2.04.

         "Determination" means (a) a determination that Litigation Proceeds are in whole or in part not includible in gross income, (b) a determination that no deduction is allowed (or that any allowed deduction is limited) in respect of payments of the Commitment Amount under Section 483(a) in whole or in part, or
(c) a determination that a deduction is allowed in whole or in part for amounts paid to the Trusts pursuant to Section 2.04 or that a deduction is allowed for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements. With respect to clause (a), no such Determination shall be deemed to be made unless it is made prior to the earlier of (x) thirty days before the date of filing by the Bank United Group of the federal tax return for the taxable year in which the Litigation Proceeds are assumed to be includible in gross income or (y) the receipt by the Bank United Group of the Litigation Proceeds. With respect to clause (b), no such Determination shall be deemed to be made with respect to any payment of the Commitment Amount unless such Determination is made prior to (a) the end of the 30th day following the delivery to the Litigation Trust of the Bank United Certificate with respect to such payment of the Commitment Amount, if the Litigation Trust does not deliver a Notice of Objection within such 30-day period with respect to such Bank United Certificate, or (b) the Resolution with respect to such payment of the Commitment Amount, if the Litigation Trust delivers a Notice of Objection within the 30-day period referred to in clause
(a) above with respect to such Bank United Certificate. With respect to clause
(c), no such Determination shall be deemed to be made unless it is made prior to the receipt by the Bank United Group of the Litigation Proceeds.

         "Due Date" has the meaning set forth in Section 2.02 hereof.

         "Expense Accounting" has the meaning set forth in Section 2.04(a) hereof.

         "FHLB" means the Federal Home Loan Bank of which BNKU is a member as of the relevant time.

         "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

         "Hyperion" means Hyperion Partners L.P., a Delaware limited partnership.

         "IRS" means the Internal Revenue Service.

         "LIBOR" means, as of a particular date, the 3-month London Inter-Bank Offer Rate as quoted in the Wall Street Journal.

         "Litigation" means the litigation filed on July 25, 1995, by Bank United Corp., Bank United and Hyperion Partners L.P. against the United States in the U.S. Court of Federal Claims for alleged failures of the United States to adhere to its agreement to waive or forbear from enforcing certain provisions concerning regulatory capital requirements, liquidity requirements, accounting requirements and other matters, and any substitute or ancillary action, litigation or arbitration with respect to the claims made in such action.

         "Litigation Proceeds" means any and all Cash Proceeds and Non-Cash Proceeds.

         "Litigation Trust" has the meaning set forth in the preamble to this Agreement.

         "Litigation Trust Agreement" means the Amended and Restated Declaration of Trust, dated as of February 8, 2001, among the trustees named therein and the sponsor of the Litigation Trust.

         "Litigation Trust Expense Amount" has the meaning set forth in Section
2.04 hereof.

         "Litigation Trustee Agreements" means the Litigation Trustee Agreement, dated as of August 18, 2000, between Jonathon K. Heffron and Bank United and the Litigation Trustee Agreement, dated as of August 18, 2000, between Salvatore A. Ranieri and Bank United.

         "Litigation Trustees" has the meaning set forth in the Litigation Trust Agreement.

         "Non-Cash Proceeds" means the non-cash payments, if any, actually received by the Bank United Group pursuant to a final, non-appealable judgment or a final settlement of the Litigation. "Non-Cash Proceeds" shall not include any such amounts payable to Hyperion pursuant to the Recovery Agreement.

         "Notice of Agreement" has the meaning set forth in Section 2.02 hereof.

         "Notice of Objection" has the meaning set forth in Section 2.02 hereof.

         "Payment Trust" has the meaning given in the first paragraph of this Agreement.

         "Payment Trust Agreement" means the Amended and Restated Declaration of Trust, dated as of February 8, 2001, among the trustees named therein and the sponsor of the Payment Trust.

         "Payment Trust Expense Amount" has the meaning set forth in Section
2.04 hereof.

         "Payment Trust Expense Notice" has the meaning set forth in Section
2.04 hereof.

         "Proceeds Amount" means the amount paid to the Payment Trust pursuant to Section 2.01(a) plus any interest earned thereon pursuant to Section 2.01(c), less any amounts withdrawn by Bank United pursuant to Section 2.01(d).

         "Proceeds Notice" has the meaning set forth in Section 2.02 hereof.

         "Recovery Agreement" means that certain Recovery Agreement dated July 24, 1996, by and among Bank United, BNKU and Hyperion.

         "Reference Rate" means the reference rate or an equivalent rate announced from time to time of Bank of America or any successor (or, if no successor remains in existence or publicly announces a rate, the commercial bank with the largest amount of deposits in the State of New York as of the most recent year end prior to the applicable date for which information is publicly available and which publicly announces such a rate, as determined in good faith by Bank United), as in effect from time to time.

         "Reimbursements" means an amount equal to (i) the sum of the amounts paid to the Trusts pursuant to Section 2.04 (other than any amounts payable under Section 3(b) of the Litigation Trustee Agreement of Jonathon K. Heffron) plus (ii) interest on the amounts paid to the Trusts pursuant to Section 2.04 calculated from the time of any such payment at an annual interest rate equal to
(A) seven percent (7%) on the amount of such aggregate payments not exceeding $5,000,000, (B) ten percent (10%) on the amount of such aggregate payments greater than $5,000,000 but not exceeding $10,000,000, and (C) fifteen percent (15%) on the amount of such aggregate payments greater than $10,000,000, plus
(iii) the Assumed Tax Liability, plus (iv) in the event Litigation Proceeds are required to be included in income for federal income tax purposes in a taxable year prior to the year such proceeds are received in cash (because of either the accrual of Cash Proceeds before the payment thereof or the time required to liquidate Non-Cash Proceeds), interest on any cash payment of taxes on such income at an annual interest rate equal to seven percent (7%) compounded annually from the date of payment of taxes on such income to the date of receipt of cash, plus (v) the aggregate amount of any Damages actually suffered by any Bank United Party, plus (vi) the aggregate amount any indemnification provided by Bank United pursuant to Section 3(c)(v) of the Litigation Trustee Agreement of Jonathon K. Heffron and Section 3(b)(iv) of the Litigation Trustee Agreement of Salvatore A. Ranieri; plus (vii) any expenses reasonably incurred by Bank United in connection with the liquidation of Non-Cash Proceeds.

         "Reorganization" has the meaning set forth in the recitals hereof.

         "Resolution" has the meaning set forth in Section 2.02 hereof.

         "Section 483(a)" means Section 483(a) of the Code.

         "Tax Assumptions" means (i), if there is no Determination, the following assumptions or (ii), if there is a Determination, the following assumptions as modified by such Determination:

         (a) The Litigation Proceeds will be includible in gross income as ordinary income in full.

         (b) Payments of the Commitment Amount will not be deductible except that Section 483(a) will apply to payments of the Commitment Amount, other than those allocable to CPR Certificates issued on exercise of employee options or otherwise in a transaction that is not a sale or exchange, and payments of the Commitment Amount will be deductible to the extent treated by Section 483(a) as interest expense; it being understood that it is not intended that the distribution of the CPR Certificates pursuant to the Reorganization will result in the characterization of such distribution as not constituting "a sale or exchange."

         (c) The Bank United Group will not be entitled to a deduction for amounts paid to the Trusts pursuant to Section 2.04 and for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements.

         (d) The income tax liability attributable to the assumed inclusion of all or a portion of the Litigation Proceeds in gross income as ordinary income and the benefit of any deduction shall be (i) the product of the amount of such income or deduction and the highest statutory rate of federal income tax applicable to corporations for the year in which the income is assumed to be included or the deduction is assumed to be realized plus (ii) the product of such income or deduction and the net combined marginal rate of state and local income (or franchise) tax of the relevant member or members of the Bank United Group for the year in which the income is assumed to be included and the deduction is assumed to be realized, net of the federal income tax benefit (calculated based on the rate in clause (i) of this paragraph) of such state or local income (or franchise) tax. The relevant member or members of the Bank United Group shall be the member or members that is or are assumed to include the Litigation Proceeds in income or is or are assumed to be allowed the relevant deduction.

         (e) Any benefit from any deduction allowable to the Bank United Group for amounts referred to in paragraphs (b) and (c) of these assumptions shall be assumed to be realized (i) when those payments are made to the extent those payments do not exceed the Litigation Proceeds included in income for the same taxable year, or (ii) otherwise when, taking into account other deductions or losses or credits of the Bank United Group, the deduction would reduce the tax otherwise payable or result in a refund of tax already paid.

         (f) Bank United will be entitled to rely on a written opinion of a nationally recognized law firm with expertise on the matter on which the opinion is sought (with a copy of such opinion to the Litigation Trustees) that is selected by Bank United and (unless such law firm is principal outside tax counsel to Bank United) reasonably acceptable to the Litigation Trustees in determining whether there has been a Determination and in otherwise applying the Tax Assumptions to determine the income (including franchise) tax liability of the Bank United Group attributable to the receipt of the Litigation Proceeds and any Assumed Tax Benefits.

         (g) If the Assumed Tax Liability or the Assumed Tax Benefit cannot be computed at the time of the receipt of the Cash Proceeds or a payment of the Commitment Amount because of the absence of information as to tax rates and other factors described in the definition of Assumed Tax Liability or the definition of Assumed Tax Benefit, as the case may be, the Bank United Group shall compute a tentative Assumed Tax Liability or a tentative Assumed Tax Benefit, as the case may be, based on such reasonable assumptions, which are consistent with respect to the Assumed Tax Liability and the Assumed Tax Benefit, that in the reasonable opinion of the Bank United Group would protect the Bank United Group against any risk of the loss. The payment of the Commitment Amount shall be based on such tentative Assumed Tax Liability or such tentative Assumed Tax Benefit computation, as the case may be. As soon as feasible, but in no event later than 12 months after the end of the taxable year in which the Commitment Amount is paid based on the tentative Assumed Tax Liability and Assumed Tax Benefit, the Bank United Group shall recompute the Assumed Tax Liability or the Assumed Tax Benefit, as the case may be, and pay to the Payment Trust any excess of the re-computed Commitment Amount over the Commitment Amount that was initially calculated plus interest for the period over which the payment was deferred at a rate equal to BNKU's cost of funds as submitted monthly to the FHLB.

         "Trustees" means all of the trustees of the Litigation Trust together with all of the trustees of the Payment Trust.

         "Trusts" means the Litigation Trust and the Payment Trust.

         "Voting Stock" means, with respect to any person, stock of any class or classes, however designated, having ordinary voting power for the election of a majority of the board of such person, other than stock having such power only by reason of the happening of a contingency.

         (b) Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                           ARTICLE II. THE COMMITMENT

2.01  The Commitment.

         (a) Bank United shall pay to the Payment Trust the Commitment Amount within the time specified under Section 2.02 hereof, (i) increased an amount equal to interest computed on the Commitment Amount at LIBOR from the date of the receipt by Bank United Group of the applicable Litigation Proceeds until the date such Litigation Proceeds are distributed to the Payment Trust, such rate and period to be modified as specifically set forth in Section 2.02(b), 2.02(c) and 2.02(d), and (ii) decreased by the product of the interest computed in clause (i) and the maximum applicable combined corporate federal and state income tax rates in effect for the period of interest computation. In the event that the Bank United Group receives the Litigation Proceeds in staggered payments, the procedures described in this Article II with respect to the calculation and payment of the Commitment Amount will apply in full force to each such staggered payment of the Commitment Amount.

         (b) The Payment Trust shall pay to the Litigation Trust the Proceeds Amount promptly upon its receipt of the Commitment Amount; provided, however, that the Payment Trust shall not pay the Proceeds Amount to the Litigation Trust prior to the expiration of the 366 day period commencing on the date of the distribution of the CPR Certificates to the stockholders of Bank United pursuant to the Reorganization. To the extent not inconsistent with the prior sentence, in the event that the Payment Trust receives the Commitment Amount in staggered payments, the Payment Trust will make staggered payments of the Proceeds Amount. Upon paying the Proceeds Amount, the Payment Trust shall provide written notice of the amount of the Proceeds Amount to the Litigation Trust ("Payment Notice").

         (c) During any period when the Payment Trust holds the Commitment Amount, the Payment Trust may invest the Commitment Amount in any Permitted Investment as such term is defined in the Payment Trust Agreement.

         (d) Bank United shall have the right to withdraw from the Payment Trust, from time to time, an amount equal to any taxes payable by the Bank United Group solely by reason of the ownership of the Payment Trust. Any such taxes that are income taxes shall be determined based the principles set forth in Paragraph (d) of the definition of Tax Assumptions above; provided, however, if any such income is exempt from federal, state or local income taxes, appropriate adjustments shall be made to such principles to reflect such exemption.

2.02  Payment Procedures.

         (a) Proceeds Notice; Bank United Certificate. Within 10 days of the receipt by the Bank United Group of any Litigation Proceeds, Bank United will deliver to the Trustees a written notice (the "Proceeds Notice") specifying that such Litigation Proceeds have been received and describing the type and amount of any Non-Cash Proceeds received. Within 10 days of the delivery of the Proceeds Notice, the Litigation Trustees shall deliver to Bank United written instructions to liquidate the Non-Cash Proceeds received. If so instructed, Bank United will then liquidate or cause to be liquidated the Non-Cash Proceeds in accordance with the instructions. Bank United shall promptly notify the Litigation Trustees if such instructions cannot be followed and shall request further instructions.

         As promptly as practicable but in no event later than 30 days after the later of the receipt by Bank United of such Litigation Proceeds and of the liquidation by Bank United of Non-Cash Proceeds, Bank United will deliver to the Litigation Trustees a certificate (the "Bank United Certificate") setting forth the calculation of the portion of the Commitment Amount with respect to such Litigation Proceeds. The Bank United Certificate shall set forth each of the items required under this Agreement to calculate the Commitment Amount, including the amount of Litigation Proceeds and the amount of (and calculation of) each component of the Reimbursements and the assumptions underlying the determination of each item and shall be substantially in the form of Exhibit A hereto, and Bank United shall attach to the Bank United Certificate financial and other documentation reasonably sufficient to support each item and assumption used to calculate the Commitment Amount. Within 30 days of delivery of the Bank United Certificate, the Litigation Trust will give written notice specifying whether it agrees or objects (a "Notice of Agreement" and a "Notice of Objection", respectively) to the calculation in the Bank United Certificate of the portion of the Commitment Amount with respect to such Litigation Proceeds, and, in the case of a Notice of Objection, will specify in reasonable detail the nature of such objection. If the Litigation Trust delivers a Notice of Agreement, Bank United will then deliver the portion of the Commitment Amount with respect to such Litigation Proceeds to the Payment Trust within 5 business days of such Notice of Agreement. If the Litigation Trust delivers a Notice of Objection within such 30-day period, Bank United will deliver such portion of the Commitment Amount to the Payment Trust only upon a Resolution (as defined herein).

         (b) Dispute Resolution. If the Litigation Trust delivers a Notice of Objection within such 30-day period, the Litigation Trust shall as promptly as practicable following delivery of the Notice of Objection deliver to Bank United a certificate (the "CPR Calculation Certificate") setting forth its calculation of such portion of the Commitment Amount. The CPR Calculation Certificate shall set forth each of the items required under this Agreement to calculate such portion of the Commitment Amount, including the amount of Litigation Proceeds and the amount of (and calculation of) each component of the Reimbursements and the assumptions underlying the determination of each item and shall be substantially in the form of Exhibit A hereto, and the Litigation Trust shall attach to the CPR Calculation Certificate financial and other documentation reasonably sufficient to support each item and assumption used to calculate such portion of the Commitment Amount. If Bank United does not agree with the Litigation Trust's calculation of such portion of the Commitment Amount, then within 10 business days of the delivery by the Litigation Trust of the CPR Calculation Certificate, Bank United and the Litigation Trust shall submit the calculation of such portion of the Commitment Amount to a mutually agreed upon independent certified public accountant (the

"Accountant"). The Accountant shall be instructed to resolve on an expedited basis in writing any and all matters which remain in dispute and were identified in the Notice of Objection. The Accountant shall be instructed to recompute such portion of the Commitment Amount based upon the formulae and definitions set forth in this Agreement and the Accountant's calculation shall be binding on both parties hereto (a "Resolution"). In the event it is determined that Bank United's calculation was incorrect, in addition to such portion of the Commitment Amount, Bank United shall pay to the Payment Trust interest on such portion of the Commitment Amount calculated from the date that the Litigation Trust delivered its Notice of Objection at an annual interest rate equal to the Reference Rate plus 250 basis points. Bank United and the Litigation Trust shall share equally the expenses of the Accountant in connection with the performance of its duties described herein. If the Litigation Trust delivers a Notice of Objection with respect to the payment of any portion of the Commitment Amount within the applicable 30-day period and prior to the Resolution there is a Determination to the effect that no deduction is allowed (or that any allowed deduction is limited) in respect of payments of the Commitment Amount under
Section 483(a) in whole or in part, then Bank United shall have the right to deliver a new Bank United Certificate with a new calculation of that portion of the Commitment Amount, and the previously delivered Bank United Certificate with respect to that portion of the Commitment Amount shall be considered null and void; provided, however, that if Bank United delivers such a new Bank United Certificate, Bank United shall be required to pay interest on that portion of the Commitment Amount from the date of delivery of the first Bank United Certificate relating to such portion of the Commitment Amount to the date of delivery of the new Bank United Certificate relating to such portion of the Commitment Amount at a rate equal to BNKU's cost of funds as submitted monthly to the FHLB. The same procedures described in this Section 2.02(b) for the resolution of any disputes with respect to the calculation contained in a Bank United Certificate will apply equally to the calculation in the new Bank United Certificate with respect to such portion of the Commitment Amount.

         (c) Timing of Payments. Bank United shall pay to the Payment Trust the portion of the Commitment Amount with respect to the relevant Litigation Proceeds (i) if the Litigation Trust does not deliver a Notice of Objection to the Bank United Certificate with respect to such portion of the Commitment Amount within the 30-day period described above, within 5 business days of the earlier of the delivery of the Notice of Agreement with respect to such Bank United Certificate or the 30th day following the delivery by Bank United of such Bank United Certificate, or (ii) if the Litigation Trust does deliver a Notice of Objection with respect to such Bank United Certificate within the 30-day period described above, within 5 business days of the Resolution with respect to such portion of the Commitment Amount (each, a "Due Date"). Notwithstanding the foregoing, to the extent that BNKU is not permitted due to regulatory restrictions to distribute to either Bank United or BNKU's immediate parent company all or a portion of the Litigation Proceeds, the applicable Due Date with respect to such portion of the Litigation Proceeds that BNKU cannot distribute due to such regulatory restrictions shall be extended until BNKU secures regulatory approval of its distribution of such portion of the Litigation Proceeds to Bank United or BNKU's immediate parent company, provided that in no event shall the Due Date be extended pursuant to this sentence later than the

90th day after the receipt by the Bank United Group of such Litigation Proceeds. If Bank United does not pay such portion of the Commitment Amount by the appropriate Due Date (subject to the adjustment in the previous sentence), Bank United shall be obligated to pay to the Payment Trust such portion of the Commitment Amount except that the interest on such portion of the Commitment Amount shall be the annual interest rate equal to the Reference Rate plus 250 basis points calculated from the Due Date until the date such portion of the Commitment Amount is paid.

         (d) Payment of Reconciliation Amount. As promptly as practicable but in no event later than 30 days after the recomputation of the Assumed Tax Liability and the Assumed Tax Benefit pursuant to paragraph (g) of the definition of "Tax Assumptions" herein, Bank United shall pay to the Payment Trust any excess of the re-computed Commitment Amount or portion thereof over the Commitment Amount or portion thereof that was initially calculated plus interest for the period over which the payment was deferred at a rate of BNKU's cost of funds as submitted monthly to the FHLB. Along with such payment, Bank United shall provide to the Trustees a Bank United Certificate setting forth the re-calculation of the Commitment Amount or portion thereof. The standards and procedures applicable to Bank United Certificates and the calculation of the Commitment Amount and portions thereof set forth in this Section 2.02 shall apply in full force to any Bank United Certificate delivered pursuant to this paragraph (d).

2.03  Agreements With Respect to Federal Income Tax.

         (a) Regardless of any position taken by the Bank United Group on any tax return or in any claim for refund with respect to the receipt of the Litigation Proceeds or payments of the Commitment Amount (or of the actual payment or actual receipt of any taxes with respect thereto), the Assumed Tax Liability shall, (i) if there is no Determination, be computed based on the Tax Assumptions and (ii) if there is a Determination to the effect that Litigation Proceeds are not includible in gross income in whole or in part, be computed on the basis of the Tax Assumptions as such Tax Assumptions are modified by such Determination.

         (b) Regardless of any position taken by the Bank United Group on any tax return or in any claim for refund with respect to the receipt of the Litigation Proceeds or payments of the Commitment Amount (or of the actual payment or actual receipt of any taxes with respect thereto), the Assumed
Section 483 Tax Benefit shall, (i) if there is no Determination, be computed based on the Tax Assumptions and (ii) if there is a Determination that no deduction is allowed (or that any allowed deduction is limited) with respect to payments of the Commitment Amount under Section 483(a), be computed on the basis of the Tax Assumptions as such Tax Assumptions are modified by such Determination.

         (c) Regardless of any position taken by the Bank United Group on any tax return or in any claim for refund with respect to the receipt of Litigation Proceeds, payments of the Commitment Amount or the issuance of CPR Certificates to the Litigation Trustees pursuant to the Litigation Trustee Agreement (or of the actual payment or actual receipt of any taxes with respect thereto), the Assumed Trust Expense Tax Benefit shall (i) if there is no Determination, be computed based on the Tax Assumptions and (ii) if there is a Determination that a deduction is allowed in whole or in part for amounts paid to the Trusts pursuant to Section 2.04 or for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements, be computed based on the Tax Assumptions as modified by such Determination.

         (d) A Determination that Litigation Proceeds are not includible in gross income in whole or in part will be deemed to be made on the earlier of (i) the date of a final judicial determination to such effect, binding upon BNKU (or its successor), is made in the Litigation, (ii) the date a final agreement to which Bank United is a party with the federal government to such effect is entered into at the direction of the Litigation Trustees as part of the resolution of the Litigation or a related IRS ruling to such effect issued to a member of the Bank United Group in connection with such agreement (it being understood that the Bank United Group shall be under no obligation to seek such a ruling or refund or enter into such an agreement; provided that if requested the Bank United Group will enter into such an agreement if such agreement does not impose any liability or obligation whatsoever (other than a standard settlement release relating only to the Litigation or other related claims that Bank United, BNKU or Bank United's stockholders might have been able to bring as of immediately prior to the Merger) on the Bank United Group or adversely affect or restrict the conduct of its business or adversely affect its tax posture with respect to other matters) and (iii) the effective date of a law, regulation or IRS ruling to such effect that applies to Bank United or taxpayers generally, and would be applicable to claims against the federal government arising out of capital credits affected by FIRREA. Notwithstanding the foregoing, no such Determination shall be deemed to be made unless it is made prior to the earlier of (x) thirty days before the date of filing by the Bank United Group of the federal tax return for the taxable year in which the Litigation Proceeds are assumed to be includible in gross income or (y) the receipt by the Bank United Group of the Litigation Proceeds.

         (e) A Determination with respect to the application of Section 483(a) to payments of the Commitment Amount will be deemed to be made on the earlier of
(i) the date a final judicial determination to such effect binding upon Bank United is made in the Litigation, (ii) the date a final agreement to which Bank United is a party with the federal government to such effect is entered into at the direction of the Litigation Trustees as part of the resolution of the Litigation or a related IRS ruling to such effect issued to a member of the Bank United Group in connection with such agreement (it being understood that the Bank United Group shall be under no obligation to seek such a ruling or refund or enter into such an agreement; provided that if requested the Bank United Group will enter into such an agreement if such agreement does not impose any liability or obligation whatsoever (other than a standard settlement release relating only to the Litigation or other related claims that Bank United or BNKU or Bank United's stockholders might have been able to bring as of immediately prior to the Merger) on the Bank United Group or adversely affect or restrict the conduct of its business or adversely affect its tax posture with respect to other matters) and (iii) the effective date of a law, regulation or IRS ruling or a judicial decision to such effect that applies to Bank United or taxpayers generally. For all purposes under this Agreement, a deduction shall be considered allowed under Section 483(a) to the extent that a deduction is allowed, in an amount up to the deduction calculated under Section 483(a), under another provision of the Code treating a portion of the Commitment Amount as interest expense (including original issue discount). Notwithstanding the foregoing, no such Determination shall be deemed to be made with respect to any payment of the Commitment Amount unless such Determination is made prior to (a) the end of the 30th day following the delivery to the Litigation Trust of the Bank United Certificate with respect to such payment of the Commitment Amount, if the Litigation Trust does not deliver a Notice of Objection within such 30-day period with respect to such Bank United Certificate, or (b) the Resolution with respect to such payment of the Commitment Amount, if the Litigation Trust delivers a Notice of Objection within such 30-day period with respect to such Bank United Certificate. Subject to a Determination, the parties intend to treat a portion of each payment of the Commitment Amount as interest to the extent such payment is treated as interest under Section 483(a).

         (f) A Determination that a deduction is allowed for amounts paid to the Trusts pursuant to Section 2.04 or for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements will be deemed to be made on the earlier of (i) the date of a final judicial determination to such effect, binding upon BNKU (or its successor), is made in the Litigation, (ii) the date a final agreement to which Bank United is a party with the federal government to such effect is entered into at the direction of the Litigation Trustees as part of the resolution of the Litigation or a related IRS ruling to such effect issued to a member of the Bank United Group in connection with such agreement (it being understood that the Bank United Group shall be under no obligation to seek such a ruling or refund or enter into such an agreement; provided that if requested the Bank United Group will enter into such an agreement if such agreement does not impose any liability or obligation whatsoever (other than a standard settlement release relating only to the Litigation or other related claims that Bank United, BNKU or Bank United's stockholders might have been able to bring as of immediately prior to the Merger) on the Bank United Group or adversely affect or restrict the conduct of its business or adversely affect its tax posture with respect to other matters) and (iii) the effective date of a law, regulation or IRS ruling to such effect that applies to Bank United or taxpayers generally. Notwithstanding the foregoing, no such Determination shall be deemed to be made unless it is made prior to the receipt by the Bank United Group of the Litigation Proceeds.

2.04  Payment of Expense Amounts.

         (a) The "Litigation Trust Expense Amount" means the estimated unpaid expenses of the Litigation Trust (including without limitation the management fees and expenses of the Litigation Trustees (as defined in the Litigation Trust Agreement), the fees for the other trustees of the Litigation Trust, and expenses relating to the Litigation) minus any amounts previously provided by Bank United pursuant to Section 2.04 in excess of the actual expenses of the Litigation Trust. From time to time, but no more often than quarterly, the Litigation Trust shall submit to Bank United a written notice (the "Litigation Expense Notice") detailing the Litigation Trust Expense Amount. Bank United may object to the Litigation Trust's calculation of the Litigation Trust Expense Amount by delivering a written objection to the Litigation Trust within 10 days of its receipt of the Litigation Expense Notice, which notice shall specify in reasonable detail the nature of such objection. If Bank United so objects, and the parties cannot mutually resolve the dispute, then within 5 days of receipt of Bank United's notice of objection, Bank United and the Litigation Trust shall submit the Litigation Expense Notice, along with any supporting documentation provided by either party, to a mutually agreed upon independent certified public accountant (the "Expense Accountant"). The Expense Accountant shall be instructed to determine as soon as is practicable whether the Litigation Trust Expense Amount as estimated by the Litigation Trust is reasonable. If the Expense Accountant determines (a) that the Litigation Trust Expense Amount as estimated by the Litigation Trust is reasonable then the Litigation Trust's estimate shall be binding on the parties hereto or (b) that the Litigation Trust Expense Amount as estimated by the Litigation Trust is not reasonable then the Expense Accountant shall estimate the Litigation Trust Expense Amount and the Expense Accountant's estimate shall be binding on the parties hereto. Bank United and the Litigation Trust shall bear equally the expenses of the Expense Accountant in connection with the performance of its duties described herein. Bank United shall deposit the Litigation Trust Expense Amount in an interest bearing demand-deposit account as specified by the Litigation Trustees in the name of the Litigation Trust at BNKU promptly upon the resolution of any dispute pursuant to this paragraph, if any.

         (b) The "Payment Trust Expense Amount" means the estimated unpaid expenses of the Payment Trust (including without limitation the fees for the trustees of the Payment Trust) minus any amounts previously provided by Bank United in excess of the actual expenses of the Payment Trust. From time to time but no more often than monthly, the Payment Trust shall submit to Bank United a written notice (the "Payment Trust Expense Notice") detailing the Payment Trust Expense Amount. Bank United may object to the Litigation Trust's calculation of the Payment Trust Expense Amount in the same manner described in Section 2.04(a) and the parties will resolve the dispute and Bank United shall pay the Payment Trust Expense Amount in the manner described in Section 2.04(a).

         (c) Notwithstanding the foregoing, the aggregate amount which Bank United shall be obligated to pay under Section 2.04(a) and 2.04(b) for the life of the Trusts shall not exceed the sum of $10,000,000, provided that in the event that the Litigation is pursued through additional trial court proceedings and any appeals related thereto, then Bank

United shall be obligated to pay additional expenses, provided further that in no event shall the aggregate amount which Bank United shall be obligated to pay under Section 2.04(a) and 2.04(b) exceed the sum of $13,000,000. Bank United agrees and acknowledges that any amounts payable under Section 3(b) of the Litigation Trustee Agreement of Jonathon K. Heffron are not subject to the limitation expressed in this Section 2.04(c).

         (d) In order to facilitate the prosecution of the Litigation in an efficient manner and to minimize the likelihood of disputes with respect to determination of the Litigation Trust Expense Amount, the Litigation Trustees agree to consult in good faith with the Bank United Litigation Committee and to keep Bank United reasonably informed with respect to the Litigation Trust Expense Amount.

2.05 Ranking. This Agreement shall rank pari passu with other senior indebtedness of Bank United.

2.06  Restrictions on Sale or Pledge of Stock of BNKU.

         (a) Bank United (i) shall not (a) sell, transfer or otherwise dispose of any shares of any series of Voting Stock of BNKU or (b) permit BNKU to issue, sell or otherwise dispose of shares of its Voting Stock unless in either case BNKU remains a Controlled Subsidiary, and (ii) shall not permit BNKU to (a) merge or consolidate unless the surviving entity is BNKU or a Controlled Subsidiary or (b) convey or transfer its properties and assets substantially as an entirety to any person, except to Bank United or a Controlled Subsidiary.

         (b) Bank United shall not create, assume, incur or suffer to exist, as security for indebtedness for borrowed money, any mortgage, pledge, encumbrance, lien or charge of any kind upon the Voting Stock of BNKU (other than directors' qualifying shares) without effectively providing that the CPR Certificates shall be secured equally and ratably with (or prior to) such indebtedness; provided, however, that Bank United may create, assume, incur or suffer to exist any such mortgage, pledge, encumbrance, lien or charge without regard to the foregoing provisions so long as after giving effect thereto Bank United will own directly or indirectly at least 80% of the Voting Stock of BNKU then issued and outstanding, free and clear of any such mortgage, pledge, encumbrance, lien or charge.

         (c) Notwithstanding the foregoing, Bank United may avoid the restrictions described in the previous two paragraphs if prior to any such transaction BNKU shall have unconditionally guaranteed payment when due of the Commitment Amount, if any, BNKU shall have obtained all regulatory approvals, if any, required to permit the guarantee of the payment of the Commitment Amount, and Bank United shall have delivered to the institutional trustee for the Litigation Trust an opinion of counsel stating that the guarantee of the payment of the Commitment Amount by BNKU has been duly authorized, executed and delivered and constitutes a valid, legally binding and enforceable obligation of BNKU.

2.07 No Assignment of Claim. Bank United will not, and will not permit BNKU to, "assign" (within the meaning of 31 U.S.C. Sec. 3727) any interest in the Litigation. The parties intend and acknowledge that any merger of Bank United or BNKU with any other party shall not be deemed to be or to effect an assignment (within the meaning of 31 U.S.C. Sec. 3727) of the Litigation.

2.08 Return of Unused Funds. Each of the Trusts, immediately prior to its termination as provided by its governing documents and this Agreement, shall refund to Bank United any amount provided to such Trust pursuant to Section 2.04 but not used, provided that each of the Trusts may retain a reasonable reserve of funds to pay for termination expenses.

                           ARTICLE III. MISCELLANEOUS

3.01 Waiver; Amendment. Any provision of this Agreement may be (i) waived by the party benefited by the provision, or (ii) amended or modified at any time, by an agreement in writing between the parties hereto executed in the same manner as this Agreement.

3.02 Counterparts. This Commitment may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

3.03 Governing Law. This Commitment shall be governed by, and interpreted in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

3.04 Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to Bank United at its address set forth in the Merger Agreement with a copy sent to Washington Mutual, Inc. at its address set forth in the Merger Agreement or to the Trusts their addresses set forth below or such other address as such party may specify by notice to the other parties hereto.

                             If to the Litigation Trust to:

                             First Union Trust
                             Company, National Association
                             Rodney Square, Suite 102
                             920 King Street
                             Wilmington, Delaware 19801
                             Attention: Corporate Trust Administration
                             Facsimile: (302) 888-7544

                             With copies to:

                             c/o Bank United Corp.
                             3200 Southwest Freeway
                             Houston, Texas 77027
                             Attention: Jonathon K. Heffron, Esq.
                             Facsimile: (713) 543-7744

                             If to the Payment Trust to:

                             First Union Trust
                             Company, National Association
                             Rodney Square, Suite 102
                             920 King Street
                             Wilmington, Delaware 19801
                             Attention: Corporate Trust Administration
                             Facsimile: (302) 888-7544

                             With copies to:

                             c/o Bank United Corp.
                             3200 Southwest Freeway
                             Houston, Texas 77027
                             Attention: Jonathon K. Heffron, Esq.
                             Facsimile: (713) 543-7744

3.05 Entire Understanding. This Agreement and the Merger Agreement represent the entire understanding of the parties hereto with reference to the transactions contemplated hereby and thereby and this Agreement supersedes any and all other oral or written agreements heretofore made except for the Merger Agreement.

3.06 No Third-Party Beneficiaries; Limitation on Liability. Except as provided below, nothing in this Agreement expressed or implied is intended to confer upon any person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement. The holders of the CPR Certificates, the Trusts and Trustees shall have no rights to enforce, institute or maintain any suit, action or proceeding against Bank United, BNKU, its affiliates, officers, directors, employees or agents relating to the entering into of this Agreement, the distribution of the CPR Certificates, the Litigation or the performance by the Trustees of their duties as Trustees. Notwithstanding the foregoing, each of the Trusts (or the Trustees on behalf of the each of the Trusts) may enforce, institute or maintain a suit, action or proceeding against (i) Bank United for breach of this Agreement, Litigation Trust Agreement, the Payment Trust Agreement, or any Litigation Trustee Agreement, (ii) Bank United for failure to deliver any CPR Certificate when due or to return to the Litigation Trust for cancellation of any CPR Certificate required to be returned pursuant to the Merger Agreement when so required, (iii) Bank United for failure to deposit from time to time the amounts required pursuant to Section 2.04, or (v) BNKU for breach of any depository relationship obligations it may have with respect to the amounts paid by Bank United pursuant to Section 2.04.

3.07 No Other Obligations. Except as set forth in the Litigation Trust Agreement, the Payment Trust Agreement, the Litigation Trustee Agreements, the Merger Agreement or in this Agreement, Bank United shall have no other obligations to the either of the Trusts, the Trustees or the holders of CPR Certificates. Without limiting the generality of the foregoing and except as provided in the Merger Agreement, the Litigation Trust Agreement, the Payment Trust Agreement, the Litigation Trustee Agreements, or this Agreement, Bank United shall have no obligation to advance funds to either of the Trusts, the Trustees or the holders of CPR Certificates. Each of the Trusts hereby acknowledge that it has no interest in any Litigation Proceeds received by the Bank United Group except to the extent of the obligation of Bank United hereunder to pay to the Litigation Trust or the Payment Trust, as the case may be, the amount required to be paid pursuant to Section 2.01(a) or (b).

3.08 Obligations of the Litigation Trust. For the avoidance of doubt, where the Litigation Trust has an obligation or right hereunder, that obligation or right shall be deemed to be an obligation or right of the Litigation Trustees, and neither the Institutional Trustee nor the Delaware Trustee shall have any duties hereunder (other than, in the case of the Institutional Trustee, as set forth in Section 3.12(c)(ii)(I) of the Litigation Trust Agreement), including without limitation the giving of notices or the making of calculations under Article II hereof.


                          [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.


                                       BANK UNITED CORP.

                                       /s/ Randolph C. Henson
                                       Name: Randolph C. Henson
                                       Title: Senior Vice President

                                       BANK UNITED CORP. LITIGATION
                                       CONTINGENT PAYMENT RIGHTS
                                       TRUST, by:

                                       /s/ Jonathon K. Heffron
                                       -----------------------
                                       JONATHON K. HEFFRON, as Litigation
                                       Trustee

                                       /s/ Salvatore A. Ranieri
                                       ------------------------
                                       SALVATORE A. RANIERI, as Litigation
                                       Trustee

                                       FIRST UNION TRUST COMPANY, as
                                       Institutional Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                           -------------------------
                                       Name:  Edward L. Truitt, Jr.
                                       Title:  Vice President

                                       FIRST UNION TRUST COMPANY, as
                                       Delaware Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                           -------------------------
                                       Name:  Edward L. Truitt, Jr.
                                       Title:  Vice President

                                       BANK UNITED CORP. PAYMENT
                                       RIGHTS TRUST, by:

                                       /s/ Jonathon K. Heffron
                                       -----------------------
                                       JONATHON K. HEFFRON, as Litigation
                                       Trustee


                     [Signature Page: Commitment Agreement]

                                       /s/ Salvatore A Ranieri
                                       -----------------------
                                       SALVATORE A. RANIERI, as Litigation
                                       Trustee

                                       FIRST UNION TRUST COMPANY, as
                                       Institutional Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                           -------------------------
                                       Name:  Edward L. Truitt, Jr.
                                       Title:  Vice President

                                       FIRST UNION TRUST COMPANY, as
                                       Delaware Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                           -------------------------
                                       Name:  Edward L. Truitt, Jr.
                                       Title:  Vice President



                     [Signature Page: Commitment Agreement]